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                                SUPPLEMENT NO. 1
                              DATED JUNE 28, 2000
                     TO THE PROSPECTUS DATED APRIL 3, 2000
                        FOR THE PERSONAL ANNUITY SELECT
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

     The second sentence under the "Transfers" section on page 18 of the prospectus incorrectly describes the transfer policy under the contract. That sentence is revised to read as follows:

     Currently, we don't charge you for transfers or limit the number of transfers you may make from the variable investment accounts to the fixed account or among the variable investment account options (except from the International Equity Account, as described below).

                                                                       0004Q-STC